SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2005

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)		I-4033 (Commission File Number)	63-0366371 (IRS Employer Identification No.)
1200 Urban Center Drive Birmingham, Alabama 35242 (Address of principal executive offices) (zip code) Registrant's telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[]			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 1.01

Entry into a Material Definitive Agreement.

Vulcan Materials Company (the "Company") has granted stock options under its 1996 Long-Term Incentive Plan to its senior executives, including each of its executive officers, each as evidenced by a stock option agreement between the Company and the executive officer dated as of December 15, 2005.

The form of stock option agreement for each of the grants is attached hereto as Exhibit No. 10(o). These stock option grants are in lieu of the grants that the company customarily would have made early in 2006

Item 9.01	Financial Statements and Exhibits.
	(c)	Exhibits:
		Exhibit No. 10(o)	Description Form of Stock Option Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
VULCAN MATERIALS COMPANY (Registrant) By: /s/William F. Denson, III William F. Denson, III
Dated: December 20, 2005